UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 22, 2008

NIVS IntelliMedia Technology Group, Inc.
_____________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-52933	20-8057809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

NIVS Industry Park, No. 29-31, Shuikou Road, Huizhou, Guangdong, People’s Republic of China 516006

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	86-752-3125862

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information required under this Item 1.01 is incorporated by reference from the following sections in NIVS IntelliMedia Technology Group, Inc.’s (the “Company”) Pre-Effective Amendment No. 4 on Form S-1/A filed with the Securities and Exchange Commission on December 24, 2008: (i) Prospectus Summary—Recent Events—November 2008 Debt Repayment and Set-Off Agreement and (ii) Prospectus Summary—Recent Events—December 2008 Agreement to Convert Debt to Shares.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2008, Wei Lin and Lu Liu resigned as directors of the Company and as members of the Company’s Audit Committee, Compensation Committee and Nominating Committee, effective immediately.

On December 22, 2008, the Company’s board of directors (the “Board”) appointed Ruxiang Niu and Minghui Zhang (the “New Directors”) to serve as independent directors of the Company. The Board determined that each of the New Directors is independent, in accordance with the applicable rules of the NYSE Alternext US. Additionally, each of the New Directors was appointed to serve on the Company’s Audit Committee, Compensation Committee and Nominating Committee, with Minghui Zhang serving as Chairman of the Audit Committee and "audit committee financial expert" as defined under Item 407(d) of Regulation S-K, and Ruxiang Niu serving as Chairman of the Compensation Committee and Chairman of the Nominating Committee.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1
Debt Repayment and Set-Off Agreement dated November 28, 2008, by and between the Company, Niveous Holding Company Limited, NIVS (HZ) Audio & Video Tech Company Limited, NIVS International (H.K.) Limited, NIVS (HZ) Audio & Video Tech Company Limited Shenzhen Branch, Tianfu Li, NIVS Investment (SZ) Co., Ltd., Zhongkena Technology Development, Xentsan Technology (SZ) Co., Ltd., Korea Hyundai Light & Electric (Int’l) Holding, NIVS Information & Technology (HZ) Co., Ltd., and Hyundai Light & Electric (HZ) Co., Ltd. (incorporated by reference from Exhibit 10.14 to the Company’s Pre-Effective Amendment No. 3 on Form S-1/A filed with the Securities and Exchange Commission on December 5, 2008).

10.2
Amendment No. 1 to the Debt Repayment and Set-Off Agreement dated December 22, 2008, by and between the Company, Niveous Holding Company Limited, NIVS (HZ) Audio & Video Tech Company Limited, NIVS International (H.K.) Limited, NIVS (HZ) Audio & Video Tech Company Limited Shenzhen Branch, Tianfu Li, NIVS Investment (SZ) Co., Ltd., Zhongkena Technology Development, Xentsan Technology (SZ) Co., Ltd., Korea Hyundai Light & Electric (Int’l) Holding, NIVS Information & Technology (HZ) Co., Ltd., and Hyundai Light & Electric (HZ) Co., Ltd. (incorporated by reference from Exhibit 10.15 to the Company’s Pre-Effective Amendment No. 4 on Form S-1/A filed with the Securities and Exchange Commission on December 24, 2008).

10.3
Agreement to Convert Debt into Equity dated December 24, 2008, by and between the Company, Niveous Holding Company Limited, NIVS (HZ) Audio & Video Tech Company Limited, NIVS International (H.K.) Limited, and Tianfu Li (incorporated by reference from Exhibit 10.16 to the Company’s Pre-Effective Amendment No. 4 on Form S-1/A filed with the Securities and Exchange Commission on December 24, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIVS IntelliMedia Technology Group, Inc.

Dated: December 29, 2008	By: /s/ Tianfu Li
Name: Tianfu Li
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Debt Repayment and Set-Off Agreement dated November 28, 2008, by and between the Company, Niveous Holding Company Limited, NIVS (HZ) Audio & Video Tech Company Limited, NIVS International (H.K.) Limited, NIVS (HZ) Audio & Video Tech Company Limited Shenzhen Branch, Tianfu Li, NIVS Investment (SZ) Co., Ltd., Zhongkena Technology Development, Xentsan Technology (SZ) Co., Ltd., Korea Hyundai Light & Electric (Int’l) Holding, NIVS Information & Technology (HZ) Co., Ltd., and Hyundai Light & Electric (HZ) Co., Ltd. (incorporated by reference from Exhibit 10.14 to the Company’s Pre-Effective Amendment No. 3 on Form S-1/A filed with the Securities and Exchange Commission on December 5, 2008).

10.2
Amendment No. 1 to the Debt Repayment and Set-Off Agreement dated December 22, 2008, by and between the Company, Niveous Holding Company Limited, NIVS (HZ) Audio & Video Tech Company Limited, NIVS International (H.K.) Limited, NIVS (HZ) Audio & Video Tech Company Limited Shenzhen Branch, Tianfu Li, NIVS Investment (SZ) Co., Ltd., Zhongkena Technology Development, Xentsan Technology (SZ) Co., Ltd., Korea Hyundai Light & Electric (Int’l) Holding, NIVS Information & Technology (HZ) Co., Ltd., and Hyundai Light & Electric (HZ) Co., Ltd. (incorporated by reference from Exhibit 10.15 to the Company’s Pre-Effective Amendment No. 4 on Form S-1/A filed with the Securities and Exchange Commission on December 24, 2008).

10.3
Agreement to Convert Debt into Equity dated December 24, 2008, by and between the Company, Niveous Holding Company Limited, NIVS (HZ) Audio & Video Tech Company Limited, NIVS International (H.K.) Limited, and Tianfu Li (incorporated by reference from Exhibit 10.16 to the Company’s Pre-Effective Amendment No. 4 on Form S-1/A filed with the Securities and Exchange Commission on December 24, 2008).